SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 ------------

                                   FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                 ------------

                                August 28, 2001
               Date of Report (Date of Earliest Event Reported)

                                 PRIMEDIA INC.
              (Exact Name of Registrant as Specified in Charter)

          DELAWARE                     1-11106                 13-3647573
(State or Other Jurisdiction     (Commission File Number)     (IRS Employer
of Incorporation or Organization)                           Identification No.)

          745 Fifth Avenue
         New York, New York                                        10151
  (Address of Principal Executive Office)                        (Zip Code)

                                    (212) 745-0100
                 (Registrant's Telephone Number, Including Area Code)

                                NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)



ITEM 9.  REGULATION FD DISCLOSURE.

          A suit has been filed in the Central District Court of California against PRIMEDIA Inc. by a former employee purporting to represent a class of similarly situated individuals. The plaintiff alleges, among other things, that PRIMEDIA breached agreements to convert options in PRIMEDIA's internet companies into options for PRIMEDIA stock. The Court has not ruled on whether to certify this lawsuit as a class. PRIMEDIA believes that this claim is not meritorious and intends to vigorously defend against this action.






                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PRIMEDIA INC.


                                      By:   /s/ Beverly C. Chell
                                            -----------------------------
                                            Name:  Beverly C. Chell
                                            Title: Vice Chairman and Secretary

August 30, 2001